STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 1998

This Statement of Additional Information (this "SAI") contains information which may be of interest to investors but which is not included in the Prospectus of LPT Variable Insurance Series Trust (the "Trust"). This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Trust dated May 1, 1998. This SAI should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus by calling London Pacific Life and Annuity Company ("Life Company") at (800) 852-3152.

THIS SAI CONTAINS INFORMATION RELATING TO ALL PORTFOLIOS OF THE TRUST.



                                TABLE OF CONTENTS
                                                                            PAGE

DEFINITIONS                                                                  2

INVESTMENT OBJECTIVES AND POLICIES OF THE TRUST                              2

DESCRIPTION OF SECURITIES, INVESTMENT POLICIES AND RISK FACTORS              2
Repurchase Agreements                                                        2
Mortgage Dollar Rolls and Reverse Repurchase Agreements                      3
Illiquid or Restricted Securities                                            3
Mortgage- and Asset-Backed Securities                                        4
   Stripped Mortgage Securities                                              5
Collateralized Mortgage Obligations (CMOs)                                   5
Foreign Securities                                                           6
Depositary Receipts                                                          6
Lending of Portfolio Securities                                              7
Borrowing                                                                    7
High-Yield (High Risk) Securities                                            7
   In General                                                                7
   Effect of Interest Rates and Economic Changes                             8
   Payment Expectations                                                      8
   Credit Ratings                                                            8
   Liquidity and Valuation                                                   8
   Legislation                                                               9
U.S. Government Obligations                                                  9
U.S. Government Agency Securities                                            9
Bank Obligations                                                            10
Savings and Loan Obligations                                                10
Debt Obligations                                                            10
   Price Volatility                                                         10
   Maturity                                                                 10
   Credit Quality                                                           10
   Temporary Defensive Position                                             11
Short-Term Corporate Debt Instruments                                       11
Municipal Obligations                                                       11
Municipal Lease Obligations                                                 11
Eurodollar and Yankee Obligations                                           11
Brady Bonds                                                                 12
When Issued Securities and Forward Commitment Contracts                     12
Warrants                                                                    13
Zero-Coupon, Step-Coupon and Pay-in-Kind Securities                         13
Floating and Variable Rate Instruments                                      13
Short Sales                                                                 13
Inverse Floating Rate Obligations                                           14
Loan Participations and Other Direct Indebtedness                           14
Indexed Securities                                                          15
Other Investment Companies                                                  15
Foreign Investment Companies                                                15
Swaps and Related Transactions                                              15
Derivative Instruments                                                      16
   General Description                                                      16
   Special Risks of These Instruments                                       16
   General Limitations on Certain Derivative Transactions                   17
   Options                                                                  18
   Yield Curve Options                                                      19
   Spread Transactions                                                      19
   Futures Contracts                                                        20
   Foreign Currency-Related Derivative Strategies-Special Considerations    21
      Hybrid Instruments                                                    23
   Combined Transactions                                                    23

INVESTMENT RESTRICTIONS                                                     23
   Fundamental Investment Restrictions                                      23
   Strong International Stock Portfolio and Strong Growth Portfolio         24
   Berkeley U.S. Quality Bond Portfolio                                     24
   Berkeley Money Market Portfolio                                          25
   Harris Associates Value Portfolio                                        26
   Lexington Corporate Leaders Portfolio                                    27
   Robertson Stephens Diversified Growth Portfolio                          28
   MFS Total Return Portfolio                                               29
   Non-Fundamental Investment Restrictions                                  29
   Strong International Stock Portfolio and Strong Growth Portfolio         29
   Berkeley U.S. Quality Bond Portfolio                                     31
   Harris Associates Value Portfolio                                        31
   Lexington Corporate Leaders Portfolio                                    32
   Robertson Stephens Diversified Growth Portfolio                          33
   MFS Total Return Portfolio                                               34

MANAGEMENT OF THE TRUST                                                     34
   Sub-Advisers                                                             38
   Brokerage and Research Services                                          38
   Investment Decisions                                                     39

DETERMINATION OF NET ASSET VALUE                                            39

TAXES                                                                       40

DIVIDENDS AND DISTRIBUTIONS                                                 41

PERFORMANCE INFORMATION                                                     41

SHAREHOLDER COMMUNICATIONS                                                  44

ORGANIZATION AND CAPITALIZATION                                             44

PORTFOLIO TURNOVER                                                          44

CUSTODIAN                                                                   45

LEGAL COUNSEL                                                               45

INDEPENDENT ACCOUNTANTS                                                     45

SHAREHOLDER LIABILITY                                                       45

DESCRIPTION OF NRSRO RATINGS                                                45

FINANCIAL STATEMENTS                                                        50

                       LPT VARIABLE INSURANCE SERIES TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                 CLASS A SHARES


DEFINITIONS

The "Trust"                         -- LPT Variable Insurance Series Trust.

"Adviser"                           -- LPIMC Insurance Marketing Services,
                                    the Trust's investment adviser.


INVESTMENT OBJECTIVES AND POLICIES OF THE TRUST

The Trust currently offers shares of beneficial interest of eight series (the "Portfolios") with separate investment objectives and policies. The investment objectives and policies of each of the Portfolios of the Trust are described in the Prospectus. This SAI contains additional information concerning certain investment practices and investment restrictions of the Trust.

Except as described below under "Investment Restrictions", the investment objectives and policies described in the Prospectus and in this SAI are not fundamental, and the Trustees may change the investment objectives and policies of a Portfolio without an affirmative vote of shareholders of the Portfolio.

DESCRIPTION OF SECURITIES, INVESTMENT POLICIES AND RISK FACTORS

The Prospectus for each Portfolio indicates the extent to which each Portfolio may purchase the instruments or engage in the investment activities described below. The discussion below supplements the information set forth in the Portfolio Prospectuses.

REPURCHASE AGREEMENTS

The Portfolios may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Portfolio buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements permit a Portfolio to keep all its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Sub-Adviser for each Portfolio will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Portfolio's ability to dispose of the underlying securities. Each Portfolio will enter into repurchase agreements only with banks or dealers, which in the opinion of each Portfolio's Sub-Adviser based on guidelines established by the Trust's Board of Trustees, are deemed creditworthy. A Portfolio may, under certain circumstances, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Portfolios.

The Berkeley U.S. Quality Bond Portfolio may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

A Portfolio may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry; to earn additional income on portfolio securities, such as Treasury bills and notes; or, with respect to the Strong International Stock Portfolio and the Strong Growth Portfolio, for arbitrage transactions discussed below. In a reverse repurchase agreement, a Portfolio temporarily transfers possession of a security to another party, such as a bank, in return for cash, and agrees to buy the security back at a future date and price. In a reverse repurchase agreement, the Portfolio generally retains the right to interest and principal payments on the security. Since a Portfolio receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing and therefore is subject to the overall percentage limitations on borrowings and the restrictions on the purposes of borrowing described therein. (See "Borrowing" and "Investment Restrictions.") When required by guidelines of the Securities and Exchange Commission ("SEC"), a Portfolio will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

A Portfolio may also enter into mortgage dollar rolls, in which the Portfolio would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Portfolio would forego principal and interest paid on the mortgage-backed securities during the roll period, the Portfolio would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Portfolio would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Portfolio. (See "Borrowing.")

The mortgage dollar rolls and reverse repurchase agreements entered into by the Strong International Stock and Strong Growth Portfolios may be used as arbitrage transactions in which a Portfolio will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreement. Since a Portfolio will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Sub-Adviser believes that such arbitrage transactions do not present the risks to the Portfolios that are associated with other types of leverage.

ILLIQUID OR RESTRICTED SECURITIES

A Portfolio may invest in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Each Portfolio may invest up to 15% of its net assets in such securities or, with respect to the Strong International Stock Portfolio and Strong Growth Portfolio, such other amounts as may be permitted under the Investment Company Act of 1940 ("1940 Act"), (except 10% with respect to the Berkeley Money Market Portfolio). The Board of Trustees of the Trust has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of these limitations. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"), including securities that may be resold pursuant to
Rule 144A under the 1933 Act, may be considered liquid. The Board of Trustees has adopted guidelines and delegated to the Sub-Advisers the daily function of determining and monitoring the liquidity of Rule 144A securities, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the Sub-Advisers to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g. for securities quoted in the PORTAL system), and (iv) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees of the Trust. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Portfolio should be in a position where it has exceeded its maximum percentage limitation with respect to its net assets which are invested in illiquid assets, including restricted securities which are not readily marketable, the Portfolio will take such steps as is deemed advisable, if any, to protect liquidity.

A Portfolio may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Portfolio. The assets used as cover for OTC options written by the Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Notwithstanding the above, the Sub-Adviser for the Strong International Stock Portfolio and the Strong Growth Portfolio intends, as a matter of internal policy, to limit each of such Portfolio's investments in illiquid securities to 10% of its net assets.

MORTGAGE- AND ASSET-BACKED SECURITIES

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Portfolio purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Portfolio at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

A Portfolio may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in a Portfolio failing to recover all or a portion of its investment, even though the securities are rated investment grade.

STRIPPED  MORTGAGE  SECURITIES.  A  Portfolio  may  purchase  stripped  mortgage securities which are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid and to such extent, together with any other illiquid investments, will be subject to the Portfolio's applicable restriction on investments in illiquid securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization ("NRSRO").

     In addition to the stripped mortgage securities described above, a Portfolio may invest in similar securities such as Super POs and Levered Ios which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Portfolio may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues the cash flow generated by the underlying collateral to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issue, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bonds groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.

In recent years, new types of CMO structures have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage -related securities.

The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

FOREIGN SECURITIES

Investment by a Portfolio in securities issued by companies or other issuers whose principal activities are outside the United States involves significant risks not present in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. In addition, less publicly available information is generally available about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign companies are not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. companies.
Investments  in foreign  securities  also  involve the risk of possible  adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the repatriation of monies or other assets of a Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Further, the economies of particular countries or areas of the world may perform less favorably than the economy of the U.S. and the U.S. dollar value of securities denominated in currencies other than the U.S. dollar may be affected unfavorably by exchange rate movements. Each of these factors could influence the value of a Portfolio's shares, as well as the value of dividends and interest earned by a Portfolio and the gains and losses which it realizes. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the U.S. However, foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in he U.S., and securities of some foreign companies (particularly those located in developing countries) are generally less liquid and more volatile than securities of comparable U.S. companies. Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment, may expose a Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions and other fees are generally higher than on securities traded in the U.S. and may be non-negotiable. These is less overall governmental supervision and regulation of securities exchanges, securities dealers, and listed companies than in the U.S.

The Portfolios may invest in foreign securities that are restricted against transfer within the U.S. or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

DEPOSITARY RECEIPTS

A Portfolio may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), or other securities convertible into securities or issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of a Portfolio's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock. ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

LENDING OF PORTFOLIO SECURITIES

Except with respect to the Harris Associates Value Portfolio and the Berkeley Money Market Portfolio, each Portfolio is authorized to lend its portfolio securities to broker-dealers or institutional investors that the Sub-Adviser deems qualified, but only when the borrower maintains with the Portfolio's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. However, the Portfolios do not presently intend to engage in such lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Sub-Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. A Portfolio will retain authority to terminate any loans at any time. The Portfolios may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Portfolios will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The
Portfolios will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in a Portfolio's interest.

Other than the Berkeley Money Market Portfolio and the Harris Associates Value Portfolio, each of the Portfolios may lend up to 33 1/3% of the total value of its securities (except 30% with respect to the MFS Total Return Portfolio and 25% with respect to the Berkeley U.S. Quality Bond Portfolio).

BORROWING

The Portfolios may borrow money from banks, limited by each Portfolio's investment restriction as to the percentage of its total assets that it may borrow, and may engage in mortgage dollar roll transactions and reverse repurchase agreements which may be considered a form of borrowing. (See "Mortgage Dollar Rolls and Reverse Repurchase Agreements," above.) In addition, the Strong International Stock Portfolio and the Strong Growth Portfolio may borrow up to an additional 5% of their respective total assets from banks for temporary or emergency purposes. A Portfolio will not purchase securities when bank borrowings exceed 5% of the Portfolio's total assets.

HIGH-YIELD (HIGH RISK) SECURITIES

IN GENERAL. Certain Portfolios have the authority to invest in non-investment grade debt securities (up to 5% of its net assets with respect to the Strong International Stock and Strong Growth Portfolios). Non-investment grade debt securities (hereinafter referred to as "lower-quality securities") include
(i)bonds rated as low as C by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group "(S&P"), or Fitch IBCA, Inc. ("Fitch"), or CCC by Duff & Phelps, Inc. ("D&P"); (ii) commercial paper rated as low as C by S&P, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to "Description of NRSRO Ratings" for a discussion of securities ratings.

EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated securities market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Portfolio might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Portfolio's net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market, and accordingly so will a Portfolio's net asset value. If a Portfolio experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Portfolio may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Portfolio's asset base over which expenses could be allocated and could result in a reduced rate of return for the Portfolio.

PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Portfolio may have to replace the securities with a lower yielding security, which would result in a lower return for the Portfolio.

CREDIT RATINGS. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated securities will be more dependent on the Sub-Adviser's credit analysis than would be the case with investments in investment-grade debt securities. The Sub-Advisers employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Sub-Advisers continually monitor the investments in each Portfolio's portfolio and carefully evaluate whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

LIQUIDITY AND VALUATION. A Portfolio may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Portfolios anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Portfolio's asset value and ability to dispose of particular securities, when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio's investments. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

LEGISLATION. Legislation has been adopted, and from time to time proposals have been discussed, regarding new legislation designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. An example of legislation is a law which requires federally insured savings and loan associations to divest their investments in these securities over time. It is not currently possible to determine the impact of any proposed legislation on the lower-quality and comparable unrated securities market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

U.S. GOVERNMENT OBLIGATIONS

U.S. Government Obligations include bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

U.S. GOVERNMENT AGENCY SECURITIES

Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as the Government National Mortgage Association, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

BANK OBLIGATIONS

Bank obligations include, but are not limited to, negotiable certificates of deposit, bankers' acceptances and fixed time deposits.

Fixed time deposits are obligations of U.S. banks, of foreign branches of U.S. banks, or of foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the investor, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Portfolio's right to transfer a beneficial interest in the deposit to a third party.

Obligations of foreign banks and foreign branches of United States banks involve somewhat different investment risks from those affecting obligations of United States banks, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks differ from those applicable to United States banks. In that connection, foreign banks are not subject to examination by any United States Government agency or instrumentality.

SAVINGS AND LOAN OBLIGATIONS

The Portfolios may invest in savings and loan obligations which are negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

DEBT OBLIGATIONS

A Portfolio may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates.

PRICE VOLATILITY. The market value of debt obligations is affected by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, meaning, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines. A fund portfolio consisting primarily of debt obligations will react similarly to changes in interest rates.

MATURITY. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. Commercial paper is generally considered the shortest form of debt obligation. The term "bond" generally refers to securities with maturities longer than two years. Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and seven years are considered intermediate-term, and bonds with maturities greater than seven years are considered long-term.

CREDIT QUALITY. The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

In conducting their credit research and analysis, the Sub-Advisers consider both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Sub-Advisers also rely, in part, on credit ratings compiled by a number of NRSROs. See the Appendix for additional information.

TEMPORARY DEFENSIVE POSITION. When a Sub-Adviser determines that market conditions warrant a temporary defensive position, the Portfolios may invest without limitation in cash and short-term fixed income securities, including U.S. Government securities, commercial paper, banker's acceptances, certificates of deposit, and time deposits.

SHORT-TERM CORPORATE DEBT INSTRUMENTS

A Portfolio may invest in commercial paper, which refers to short-term, unsecured promissory notes issued by U.S. and foreign corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

A Portfolio may also invest in non-convertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

MUNICIPAL OBLIGATIONS

Municipal Obligations include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included with the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax.

Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

MUNICIPAL LEASE OBLIGATIONS

Municipal lease obligations are secured by revenues derived from the lease of property to state and local government units. The underlying leases typically are renewable annually by the governmental user, although the lease may have a term longer than one year. If the governmental user does not appropriate sufficient funds for the following year's lease payments, the lease will terminate, with the possibility of default on the lease obligations and significant loss to a Portfolio. In the event of a termination, assignment or sublease by the governmental user, the interest paid on the municipal lease obligation could become taxable, depending upon the identity of the succeeding user.

EURODOLLAR AND YANKEE OBLIGATIONS

Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

BRADY BONDS

A portion of a Portfolio's fixed -income investments may be invested in certain debt obligations customarily referred to as "Brady Bonds", which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan").

Brady Bonds do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Brady Plan debt restructurings have been implemented to date in various countries including Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela. There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change.

WHEN ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS

A Portfolio may from time to time purchase securities on a "when-issued" basis. The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between the purchase and settlement, no payment is made by a Portfolio to the issuer and no interest on the debt obligations accrues to the Portfolio. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Portfolio's other assets. While when-issued securities may be sold prior to the settlement date, the Portfolios intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Portfolios do not believe that their respective net asset values will be adversely affected by purchases of securities on a when-issued basis.

The Portfolios will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, a Portfolio will meet its obligations from then-available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation).

WARRANTS

A Portfolio may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

ZERO-COUPON, STEP-COUPON AND PAY-IN-KIND SECURITIES

A Portfolio may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. The Berkeley U.S. Quality Bond Portfolio may invest up to 10% of its assets in zero coupon bonds or strips. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds.

FLOATING AND VARIABLE RATE INSTRUMENTS

Certain of the floating or variable rate obligations that may be purchased by a Portfolio may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a Portfolio are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, a Portfolio will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, the demand instrument will be characterized as "not readily marketable" for such purpose.

A Portfolio's right to obtain payment at par on a demand instrument could be affected by events occurring between the date such Portfolio elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Trust's custodian subject to a sub-custodian agreement approved by the Trust between that bank and the Trust's custodian.

SHORT SALES

A Portfolio may sell securities short to hedge unrealized gains on portfolio securities. Selling securities short involves selling a security that a Portfolio owns or has the right to acquire, for delivery at a specified date in the future. If a Portfolio sells securities short, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. All short sales must be fully collateralized and marked to market daily. The net proceeds of the short sale will be retained by the broker (or by the Trust's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Portfolio also will incur transaction costs in effecting short sales. Proposed legislation would require recognition of unrealized gains from short sales and other constructive sales.

INVERSE FLOATING RATE OBLIGATIONS

Certain Portfolios may invest in inverse floating rate obligations, or "inverse floaters." Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the "reference rate"). Inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase.

Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS

A Portfolio may purchase loan participations and other direct claims against a borrower. In purchasing a loan participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which a Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Portfolio would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loan participations acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate a Portfolio to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when a Portfolio might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

A Portfolio's ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct investments which a Portfolio will purchase, the Sub-Adviser will rely upon its (and not that of the original lending institutions) own credit analysis of the borrower. As a Portfolio may be required to rely upon another lending institution to collect and pass on to the Portfolio amounts payable with respect to the loan and to enforce a Portfolio's rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Portfolio from receiving such amounts. In such cases, a Portfolio will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification of a Portfolio's investments. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to a Portfolio. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio relies on the Sub-Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Sub-Adviser determines that any such investments are illiquid, a Portfolio will include them in the investment limitations described below.

INDEXED SECURITIES

A Portfolio may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Index securities may include securities that have embedded swaps (see "Swaps and Related Transactions") and typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The  performance  of  indexed  securities  depends  to a  great  extent  on  the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

OTHER INVESTMENT COMPANIES

As indicated under "Investment Restrictions", a Portfolio may from time to time invest in securities of other investment companies. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by the Portfolio expenses, including management fees; that is, there will be a layering of certain fees and expenses.

FOREIGN INVESTMENT COMPANIES

Some of the  countries  in which a  Portfolio  may invest may not permit  direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Portfolio may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

SWAPS AND RELATED TRANSACTIONS

A Portfolio may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Portfolio is not limited to any particular form or variety of swap agreement if the Sub-Adviser determines it is consistent with the Portfolio's investment objective and policies.

A Portfolio will maintain cash or appropriate liquid assets with its custodian to cover its current obligations under swap transactions. If a Portfolio enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying as the case may be, only the net amount of the two payments), the Portfolio will maintain cash or liquid assets with its Custodian with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If the Portfolio enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If a Sub-Adviser is incorrect in its forecasts of such factors, the investment performance of the Portfolio would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Portfolio, the Portfolio must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. The Portfolio anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

DERIVATIVE INSTRUMENTS

GENERAL DESCRIPTION. As discussed in the Prospectus, the Sub-Advisers for certain Portfolios may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, and forward currency contracts for any lawful purpose, such as to hedge a Portfolio's investments, risk management, or to attempt to enhance returns.

The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, a Portfolio's ability to use these instruments will be limited by tax considerations.

In addition to the products, strategies and risks described below and in the Prospectus, the Sub-Advisers expect to discover additional derivative instruments and other hedging techniques. These new opportunities may become available as the Sub-Advisers develop new techniques or as regulatory authorities broaden the range of permitted transactions. The Sub-Advisers may utilize these opportunities to the extent that they are consistent with a Portfolio's investment objective and permitted by a Portfolio's investment limitations and applicable regulatory authorities.

SPECIAL RISKS OF THESE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

     (1) Successful use of most of these instruments depends upon a Sub-Adviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Sub-Advisers are experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Portfolio entered into a short hedge because the Sub-Adviser projected a decline in the price of a security in the Portfolio's investments, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Portfolio could suffer a loss.

     (4) As described below, a Portfolio might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Portfolio were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair a Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a Portfolio.

GENERAL LIMITATIONS ON CERTAIN DERIVATIVE TRANSACTIONS. The Trust will file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Rule 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility will include representations that the Trust will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Trust may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such options positions are "in the money," do not exceed 5% of the Trust's net assets. Adoption of these guidelines does not limit the percentage of the Trust's assets at risk to 5%.

In addition, (i) the aggregate value of securities underlying call options on securities written by a Portfolio or obligations underlying put options on securities written by a Portfolio determined as of the date the options are written will not exceed 50% of the Portfolio's net assets; (ii) the aggregate premiums paid on all options purchased by a Portfolio and which are being held will not exceed 20% of the Portfolio's net assets; (iii) a Portfolio will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of a Portfolio's total assets.

The foregoing limitations are not fundamental policies of the Portfolios and may be changed by the Trust's Board of Trustees without shareholder approval as regulatory agencies permit.

Transactions using options (other than purchased options) expose a Portfolio to counter-party risk. To the extent required by SEC guidelines, a Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid high grade debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Portfolio will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to segregated accounts as a cover could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

OPTIONS. A Portfolio may purchase and write put and call options on securities, on indices of securities, and foreign currency, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Portfolio to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Portfolio would be considered illiquid to the extent described under "Illiquid or Restricted Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Portfolio will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Portfolio may include European-style options. This means that the option is only exercisable at its expiration. This is in contrast to American-style options which are exercisable at any time prior to the expiration date of the option.

A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Portfolio to realize the profit or limit the loss on an option position prior to its exercise or expiration.

A Portfolio may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between a Portfolio and the other party to the transaction ("counter party") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Portfolio purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by a Portfolio as well as the loss of any expected benefit of the transaction.

A Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Portfolios intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter party, or by a transaction in the secondary market if any such market exists. Although a Portfolio will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions with the Portfolio, there is no assurance that the Portfolio will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

If a Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

A Portfolio may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities markets in general.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

YIELD CURVE OPTIONS: A Portfolio may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, a Portfolio may purchase or write such options for hedging purposes. For example, a Portfolio may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Portfolio may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Sub-Adviser, a Portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a Portfolio will be "covered". A call (or put) option is covered if the Portfolio holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the Portfolio's net liability under the two options. Therefore, a Portfolio's liability for such a covered option is generally limited to the difference between the amount of the Portfolio's liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Portfolio's assets (the "SEC illiquidity ceiling"). The Sub-Advisers intend to limit a Portfolio's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Portfolios intend to write over-the-counter options only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which a Portfolio will have in place with such primary dealers will provide that the Portfolio has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. A Portfolio will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. A Portfolio may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

SPREAD  TRANSACTIONS.  A Portfolio  may  purchase  covered  spread  options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that a Portfolio does not own, but which is used as a benchmark. The risk to the Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

FUTURES CONTRACTS. A Portfolio may enter into futures contracts, including interest rate, index, and foreign currency futures. A Portfolio may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Portfolio's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices and currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices and currency exchange rates. A Portfolio's futures transactions may be entered into for any lawful purpose such as hedging purposes, risk management, or to enhance returns. A Portfolio may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Portfolio will engage in this strategy only when a Sub-Adviser believes it is more advantageous to the Portfolio than is purchasing the futures contract.

To the extent required by regulatory authorities, the Portfolios only enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce a Portfolio's exposure to market, currency, or interest rate fluctuations, the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g. debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by a Portfolio upon entering into a futures contract. Instead, at the inception of a futures contract, the Portfolio is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. Government securities or other liquid, high grade debt obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Portfolio purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Portfolios intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Portfolio were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

FOREIGN CURRENCY-RELATED DERIVATIVE STRATEGIES-SPECIAL CONSIDERATIONS. A Portfolio may also use options and futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which the Portfolio's securities are denominated. The Portfolio may utilize foreign currency-related derivative instruments for any lawful purposes such as for bona fide hedging or to seek to enhance returns through exposure to a particular foreign currency. Such currency hedges can protect against price movements in a security the Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Portfolio might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Portfolio may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which the Sub-Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, the Portfolio could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Portfolio will normally purchase OTC options on foreign currency only when the Sub-Adviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS. A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

A Portfolio may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency for any lawful purpose. Such transactions may serve as long hedges -- for example, a Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that a Portfolio intends to acquire. Forward currency contracts may also serve as short hedges -- for example, the Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

A Portfolio may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the Sub-Adviser believes will have a positive correlation to the values of the currency being hedged. In addition, the Portfolio may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Portfolio owns securities denominated in a foreign currency and the Sub-Adviser believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedges." Use of different foreign currency magnifies the risk that movements in the price of the instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

The cost to the Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Portfolio enters into a forward currency contract, it relies on the counter party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counter party to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counter party. Thus, there can be no assurance that the Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counter party, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

FOREIGN CURRENCY TRANSACTIONS

Although the Strong International Stock Portfolio values its assets daily in U.S. dollars, it is not required to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Portfolio's foreign currencies generally will be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the Portfolio could suffer a loss of some or all of the amounts deposited. The Portfolio may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

HYBRID INSTRUMENTS

Hybrid Instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these Hybrid Instruments are indexed to the price of a commodity, a particular currency, or a domestic or foreign debt or equity securities index. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures, options, and forward contracts herein for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between a Portfolio and the seller of the Hybrid Instrument, the creditworthiness of the counterparty to the transaction would be a risk factor which a Portfolio would have to consider. Hybrid Instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC (which regulates the offer and sale of securities by and to U.S. persons), or any other governmental regulatory authority.

COMBINED TRANSACTIONS

The Portfolios may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of a Sub-Adviser, it is in the best interest of a Portfolio to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of that Portfolio. Under the 1940 Act and the rules thereunder, "majority of the outstanding voting securities" of a Portfolio means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, and (2) more than 50% of the outstanding shares of that Portfolio. Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio, as the case may be.

STRONG INTERNATIONAL STOCK PORTFOLIO AND STRONG GROWTH PORTFOLIO

Each of the Strong Portfolios:

     1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or
(ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

     2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing such as reverse repurchase agreement and mortgage "dollar roll" transactions, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed), less the Portfolio's liabilities (other than borrowings), except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Portfolio may also borrow money from the other Strong Funds for which it serves as investment adviser or other persons to the extent permitted by applicable law.

     3. May not issue senior securities, except as permitted under the 1940 Act.

     4. May not act as an underwriter of another issuer's securities, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.

     5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

     6. May not make loans if, as a result, more than 33 1/3% of the Portfolio's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

     7. May not purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

     8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

     9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Portfolio.

BERKELEY U.S. QUALITY BOND PORTFOLIO

The Berkeley U.S. Quality Bond Portfolio may not:

     (1) Own more than 10% of the outstanding voting securities of any one issuer, and as to seventy-five percent (75%) of the value of the total assets of the Portfolio, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if immediately after and as a result of such purchase, the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets.

     (2) Invest more than 25% of the value of its respective assets in any particular industry (other than U.S. Government securities).

     (3) Invest directly in real estate or interests in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

     (4) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

     (5) Lend any security or make any other loan if, as a result, more than 25% of the Portfolio's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

     (6) Act as an underwriter of securities issued by others, except to the extent that the Portfolio may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio.

     (7) Invest more than 15% of the Portfolio's net assets in securities which are restricted as to disposition under federal securities law, or securities with other legal or contractual restrictions or resale. This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the 1933 Act which the Board of Trustees has determined to be liquid.

     (8) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Trust or the investment adviser or sub-adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together they own more than 5% of the securities of such issuer.

     (9) The Portfolio will not issue senior securities except that it may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its respective total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps and forward contracts, or the segregation of assets in connection with such contracts.

BERKELEY MONEY MARKET PORTFOLIO

The Berkeley Money Market Portfolio may not:

     (1) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with respect to bank obligations or with respect to repurchase agreements collateralized by any of such obligations;

     (2) own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the U.S. government or any agency or instrumentality thereof);

     (3) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Portfolio's shareholders), provided that the Portfolio may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost- or penny-rounding method, if immediately after any such purchase the Portfolio does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

     (4)  purchase   securities  on  margin  (except  for  delayed  delivery  or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

     (5) sell securities short;

     (6) purchase or sell commodities or commodity contracts, including futures contracts;

     (7) invest for the purpose of exercising control over management of any company;

     (8) make loans, except that the Portfolio may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker's acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

     (9) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Portfolio's investment program may be deemed to be an underwriting;

     (10) purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (11) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases; or

     (12) purchase warrants.

With respect to the Berkeley Money Market Portfolio, for the purpose of applying the above percentage restrictions and the percentage investment limitations set forth in the Prospectus to receivables-backed obligations, both the special purpose entity issuing the receivables-backed obligations and the issuer of the underlying receivables will be considered an issuer.

HARRIS ASSOCIATES VALUE PORTFOLIO

The Harris Associates Value Portfolio may not:

     1. In regard to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;

     2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer, or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government obligations;

     4. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Portfolio's assets at the time of borrowing;

     5.  Issue  any  senior   security   except  in  connection  with  permitted
borrowings; or

     6. Underwrite the distribution of securities of other issuers; however the Portfolio may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Portfolio could be regarded as an underwriter as defined by that Act with respect to such resale;

     7. Make loans,  but this  restriction  shall not prevent the Portfolio from
(a) investing in debt obligations, (b) investing in repurchase agreements (A repurchase agreement involves a sale of securities to the Portfolio with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses);

     8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

     9. Purchase and sell commodities or commodity contracts, except that it may enter into forward foreign currency contracts;

     10. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization. (In addition to this investment restriction, the Investment Company Act of 1940 provides that the Portfolio may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Portfolio's assets (valued at the time of investment) in all investment company securities purchased by the Portfolio. Investment in the shares of another investment company would require the Portfolio to bear a portion of the management and advisory fees paid by that investment company, which might duplicate the fees paid by the Portfolio.)

LEXINGTON CORPORATE LEADERS PORTFOLIO

The Lexington Corporate Leaders Portfolio will not:

     a. issue any senior security (as defined in the 1940 Act), except that (a) the Portfolio may enter into commitments to purchase securities in accordance with the Portfolio's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Portfolio may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Portfolio may borrow money as authorized by the 1940 Act.

     b. act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Portfolio, the Portfolio may be deemed to be an underwriter under the provisions of the 1933 Act.

     c. purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Portfolio may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein;

     d. invest in commodity contracts, except that the Portfolio may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts.

     e. make loans, except that, to the extent appropriate under its investment program, the Portfolio may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Portfolio's total assets;

     f. hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 50% of the value of the Portfolio's total assets. Securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are excluded from this restriction;

     g. concentrate its investments in any one industry except that the Portfolio may invest up to 25% of its total assets in securities issuers principally engaged in any one industry. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities invested in, or repurchase agreements for, U.S. Government securities, and certificates of deposit, or bankers' acceptances, or securities of U.S. banks and bank holding companies;

     h. borrow money, except that (a) the Portfolio may enter into certain futures contracts and options related thereto; (b) the Portfolio may enter into commitments to purchase securities in accordance with the Portfolio's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Portfolio may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Portfolio may pledge its portfolio securities or receivable or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Portfolio may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Portfolio's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Portfolio's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Portfolio will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO

The Robertson Stephens Diversified Growth Portfolio may not:

     1. issue any class of securities which is senior to the Portfolio's shares of beneficial interest, except that the Portfolio may borrow money to the extent contemplated by Restriction 3 below;

     2. purchase securities on margin (but may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.);

     3. borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities;

     4. act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     5. (i) as to 75% of the Portfolio's total assets, purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) purchase any security if as a result 25% or more of the Portfolio's total assets (taken at current value) would be invested in a single industry;

     6. make loans, except by purchase of debt obligations or other financial instruments in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities;

     7. purchase or sell commodities or commodity contracts, except that the Portfolio may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the prospectus or this SAI at the time;

     8. purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by the Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

MFS TOTAL RETURN PORTFOLIO

The MFS Total Return Portfolio shall not:

     (1) borrow amounts in excess of 33 1/3% of its assets including amounts borrowed and then only as a temporary measure for extraordinary or emergency purposes;

     (2) underwrite securities issued by other persons except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in selling a portfolio security;

     (3) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Portfolio reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contracts and forward contracts) acquired as a result of the ownership of securities;

     (4) issue any senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contracts and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

     (5) make loans to other persons. For these purposes, the purchase Of commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Portfolio's assets in repurchase agreements, shall not be considered the making of a loan; or

     (6) purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     The following investment restrictions are non-fundamental and may be changed by the Trustees of the Trust without shareholder approval. Although shareholder approval is not necessary, the Trust intends to notify its shareholders before implementing any material change in any non-fundamental investment restriction.

STRONG INTERNATIONAL STOCK PORTFOLIO AND STRONG GROWTH PORTFOLIO

Each of the Strong Portfolios may not:

     1. Sell securities short, unless the Portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

     2. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

     3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

     4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

     5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Portfolio.

     6. Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of issuers that, including predecessor or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities.

     7. Invest in direct interests in oil, gas, or other mineral exploration programs or leases; however, the Portfolio may invest in the securities of issuers that engage in these activities.

     8. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the CEA and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the CEA), provided, however, that the Portfolio may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the CEA), do not exceed 5% of the Portfolio's net assets.

     In addition, (i) the aggregate value of securities underlying call options on securities written by the Portfolio or obligations underlying put options on securities written by the Portfolio determined as of the date the options are written will not exceed 50% of the Portfolio's net assets; (ii) the aggregate premiums paid on all options purchased by the Portfolio and which are being held will not exceed 20% of the Portfolio's net assets; (iii) the Portfolio will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of the Portfolio's total assets.

     9. Pledge, mortgage or hypothecate any assets owned by the Portfolio except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of the borrowing or investment.

     10. Purchase or retain the securities of any issuer if any officer or trustee of the Trust or its investment advisor beneficially owns more than 1/2 of 1% of the securities of such issuer and such officers and trustees together own beneficially more than 5% of the securities of such issuer.

     11. Purchase warrants, valued at the lower of cost or market value, in excess of 5% of the Portfolio's net assets. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on any stock exchange. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

     12. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when Bank borrowings exceed 5% of its total assets.

     13. Make any loans other than loans of portfolio securities, except through
(i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

BERKELEY U.S. QUALITY BOND PORTFOLIO

The Berkeley U.S. Quality Bond Portfolio's additional investment restrictions are as follows:

     (a) Portfolio investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of a Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired by a Portfolio in units or attached to securities shall be deemed to be without value for the purpose of monitoring this policy.

     (b) The Portfolio does not currently intend to sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

     (c) The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

     (d) The Portfolio does not currently intend to (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

     (e) The Portfolio does not currently intend to invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses.

     (f) The Portfolio intends to comply with the CFTC regulations limiting its investments in futures and options for non-hedging purposes.

HARRIS ASSOCIATES VALUE PORTFOLIO

The Harris Associates Value Portfolio will not:

     1. Invest more than (a) 5% of its total assets (valued at the time of investment) in securities of issuers (other than issuers of federal agency obligations or securities issued or guaranteed by any foreign country or asset-backed securities) that, together with any predecessors or unconditional guarantors, have been in continuous operation for less than three years ("unseasoned issuers") or (b) more than 15% of its total assets (valued at time of investment) in restricted securities and securities of unseasoned issuers;

     2. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 15% of its assets at cost;

     3. Make margin purchases or participate in a joint or on a joint or several basis in any trading account in securities;

     4. Invest in companies for the purpose of management or the exercise of control;

     5. Invest more than 15% of its net assets (valued at time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

     6. Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

     7. Invest more than 25% of its total assets (valued at time of investment) in securities of non-U.S. issuers (other than securities represented by American Depository Receipts);

     8. Make short sales of securities unless the Portfolio owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities;

     9. Purchase a call option or a put option if the aggregate premium paid for all call and put options then held exceeds 20% of its net assets (less the amount by which any such positions are in-the-money);

     10. Invest in futures or options on futures, except that it may invest in forward foreign currency contracts.

     11. Purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of the Portfolio's total assets. Notwithstanding the foregoing investment restrictions, the Portfolio may purchase securities pursuant to the exercise of subscription rights, provided that such purchase will not result in the Portfolio's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Portfolio's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Portfolio may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Portfolio's portfolio securities with the result that the Portfolio would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

LEXINGTON CORPORATE LEADERS PORTFOLIO

The Lexington Corporate Leaders Portfolio will not:

     i. purchase the securities of any other investment company, except as permitted under the 1940 Act.

     ii. purchase any securities on margin or make short sales of securities, other than short sales "against the box", or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Portfolio.

     iii. buy securities from or sell securities (other than securities issued by the Portfolio) to any of its officers, trustees or its investment adviser or sub-adviser or distributor as principal.

     iv. contract to sell any security or evidence of interest therein, except to the extent that the same shall be owned by the Portfolio.

     v. purchase securities of an issuer if to the Portfolio's knowledge, one or more of the Trustees or officers of the Trust, the adviser or the sub-adviser individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer nor will the Portfolio hold the securities of such issuer.

     vi. except for investments which, in the aggregate, do not exceed 5% of the Portfolio's total assets taken at market value, purchase securities unless the issuer thereof or any company on whose credit the purchase was based has a record of at least three years continuous operations prior to the purchase.

     vii. invest for the purpose of exercising control over or management of any company.

     viii. write, purchase or sell puts, calls or combinations thereof. However, the Portfolio may invest up to 15% of the value of its assets in warrants. This restriction on the purchase of warrants does not apply to warrants attached to, or otherwise included in, a unit with other securities.

     ix. The Portfolio will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Sub-Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

     x. The Portfolio will not purchase interests in oil, gas, mineral leases or other exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other materials.

ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO

The Robertson Stephens Diversified Growth Portfolio does not currently intend to:

     1. purchase securities restricted as to resale if, as a result, (i) more than 10% of the Portfolio's total assets would be invested in such securities, or (ii) more than 5% of the Portfolio's total assets (excluding any securities eligible for resale under Rule 144A under the Securities Act of 1933) would be invested in such securities;

     2. invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and (c) above;

     3. invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation, or other acquisition;

     4. invest in real estate limited partnerships;

     5. purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

     6. make investments for the purpose of exercising control or management;

     7. invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the common stocks of companies that invest in or sponsor such programs;

     8. acquire more than 10% of the voting securities of any issuer;

     9. invest more than 15%, in the aggregate, of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years continuous operation and securities restricted as to resale (including any securities eligible for resale under Rule 144A under the Securities Act of 1933);

     10. purchase or sell puts, calls, straddles, spreads, or any combination thereof, if, as a result, the aggregate amount of premiums paid or received by the Portfolio in respect of any such transactions then outstanding would exceed 5% of its total assets.

     In addition, the Portfolio will only sell short securities that are traded on a national securities exchange in the U.S. (including the National Association of Securities Dealers' Automated Quotation National Market System) or in the country where the principal trading market in the securities is located. (This limitation does not apply to short sales against the box).

MFS TOTAL RETURN PORTFOLIO

The MFS Total Return Portfolio will not:

     (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Portfolio's assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Portfolio's limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation;

     (2) purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation;

     (3) purchase any securities or evidences of interest therein on margin, except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Portfolio may make margin deposits in connection with any type of swap, option, futures contracts and forward contracts;

     (4) sell any security which the Portfolio does not own unless by virtue of its ownership of other securities the Portfolio has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

     (5) pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, futures contracts and forward contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;

     (6) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of
(1) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indices of securities, swaps, foreign currencies and futures contracts;

     (7) invest for the purpose of exercising control of management. These investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

MANAGEMENT OF THE TRUST

The Trust's Board of Trustees has the responsibility for the overall management of the Trust, including general supervision and review of their investment activities. The Board of Trustees, in turn, appoints the officers who are responsible for administering the day-to-day operations of the Trust. Listed below are the Trustees and officers of the Trust and their affiliations and principal occupations for the past five years.

Name and Business                     Position Held                      Principal Occupation
Address                               With the Trust                     During Past 5 Years
-------                               --------------                     -------------------

George C. Nicholson                   Vice President                     Chief Financial Officer,
3109 Poplar Wood Court                Treasurer & Principal              Secretary and Director - Life
Raleigh, NC 27604                     Financial Officer and              Company and Advisor; Treasurer
Age: 39                               Principal Accounting               And Director (since September
                                      Officer                            1994) - London Pacific Financial
                                                                         & Insurance Services; Senior
                                                                         Manager - Ernst & Young,
                                                                         Louisville, Kentucky from
                                                                         January 1985 to August 1994.

Mark E. Prillaman*                    President, Principal               Executive Vice President
1755 Creekside Oaks Dr.               Executive Officer and              And Chief Marketing Officer of
Sacramento, CA 95833                  Trustee                            the Life Company and Advisor
Age: 43                                                                  since February 1994; prior
                                                                         thereto, Regional Marketing
                                                                         Director, American Skandia
                                                                         Assurance Company

Raymond L. Pfeister                   Trustee                            Principal, Chief Marketing
75 Maiden Lane                                                           Officer of Fred Alger
New York, NY 10038                                                       Management, Inc.
Age: 51

Robert H. Singletary                  Trustee                            Senior Capital Markets Advisor of
1800 N. Kent Street                                                      U.S. Agency for International
Arlington, VA 22209                                                      Development since 1996; Chief of Enforcement,
Age: 41                                                                  San Francisco Office, U.S. Securities and
                                                                         Exchange Commission from 1990 to
                                                                         1996.

Jerry T. Tamura                       Vice President and                 Vice President - Administrative Services of the
1755 Creekside Oaks Dr.               Secretary                          Life Company since 1989.
Sacramento, CA 95833
Age: 51

James A. Winther                      Trustee                            President of WMI Corporation since 1983
11000 Placidia Road
Placidia, FL 33946
Age: 60

* Interested person of the Trust within the meaning of the 1940 Act.

Each Trustee of the Trust who is not an interested person of the Trust or Adviser or Sub-Adviser receives an annual fee of $8,000 and an additional fee of $1,000 for each meeting attended. Each Trustee is also reimbursed for expenses incurred in connection with attending Trustees' meetings. No Trustee receives any other compensation directly from the Trust.

For the period ended December 31, 1997, the disinterested trustees received the following fees for service as Trustee:

                                                            Pension or                      Total
                                     Aggregate              Retirement Benefits             Compensation
                                     Compensation           Accrued As Part of              From Trust and
Trustee                              From Trust             Trust Expenses                  Fund Complex
-------                              ----------             --------------                  ------------

Raymond L.  Pfiester                 $10,000                -0-                             $10,000

Robert H.  Singletary                $8,750                 -0-                             $8,750

James Winther                        $10,000                -0-                             $10,000

Substantial Shareholders

Shares of the Portfolios are issued and redeemed in connection with investments in and payments under the Variable Contracts issued through separate accounts of London pacific Life & Annuity Company (collectively, the "Life Company"). As of April 1, 1998, LPLA Separate Account One, the separate account of London Pacific Life & Annuity Company were each known to the Board of Trustees and the management of the Trust to own of record the following percentages of the various Portfolios of the Trust.

                                                                 Separate Account           Life Company
                                                                 Percentage                 Percentage
Portfolio                                                        Ownership                  Ownership
---------                                                        ---------                  ---------

Harris Associates Value
(formerly MAS Value)                                                       100%                       0%

MFS Total Return                                                           100%                       0%

Berkeley U.S. Quality Bond
(formerly Salomon U.S. Quality Bonds)                                      100%                       0%

Berkeley Money Market
(formerly Salomon Money Market)                                            100%                       0%

Robertson Stephens Diversified Growth
(formerly Berkeley Smaller Companies)                                      89.5%                     10.5%

Lexington Corporate Leaders                                                100%                       0%

Strong Growth                                                              100%                       0%

Strong International Stock                                                 85.8%                     14.2%

As of April 1, 1998, one officer and Trustee of the Trust owned a Variable Contract representing less than 5% of the shares in the Portfolios.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, may provide liability insurance for the benefit of its Trustees and officers.

Under the Investment Advisory Agreement between the Trust and the Adviser (the "Investment Advisory Agreement"), the Adviser, at its expense, provides the Portfolios with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and each Portfolio. The fees to be paid under the Investment Advisory Agreement are set forth in the Trust's prospectus.

For the year ended December 31, 1997, the Adviser was paid advisory fees as follows: $10,494 for the Strong International Stock Portfolio; $16,134 for the Strong Growth Portfolio; $18,552 for the Harris Associates Value Portfolio; $18,662 for the Robertson Stephens Diversified Growth Portfolio; $8,125 for the Berkeley U.S. Quality Bond Portfolio, formerly Salomon U.S. Quality Bond Portfolio; $7,334 for the Berkeley Money Market Portfolio, formerly Salomon Money Market Portfolio; $19,980 for the MFS Total Return Portfolio; and $11,968 for the Lexington Corporate Leaders Portfolio. For the period ended December 31, 1996, the Adviser was paid advisory fees as follows: $6,330 for the Strong International Stock Portfolio; $7,229 for the Strong Growth Portfolio; $6,141 for the Harris Associates Value Portfolio; $6,607 for the Robertson Stephens Diversified Growth Portfolio; $3,543 for the Salomon U.S. Quality Bond Portfolio; $2,019 for the Salomon Money Market Portfolio; $3,967 for the MFS Total Return Portfolio; and $5,213 for the Lexington Corporate Leaders Portfolio.

Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions, subject always to the provisions of the Trust's Declaration of Trust and By-laws, and of the Investment Company Act of 1940, and subject further to such policies and instructions as the Trustees may from time to time establish.

The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust.

Under the Investment Advisory Agreement, the Trust is responsible for all its other expenses including, but not limited to, the following expenses: legal, auditing or accounting expenses, Trustees' fees and expenses, insurance premiums, brokers' commissions, taxes and governmental fees, reports and notices to shareholders, and fees and disbursements of custodians, transfer agents, registrars, shareholder servicing agents and dividend disbursing agents, and certain expenses with respect to membership fees of industry associations.

The  Investment   Advisory  Agreement  provides  that  the  Adviser  may  retain sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Portfolios.

The Investment Advisory Agreement provides that neither the Adviser nor any director, officer or employee of the Adviser will be liable for any loss suffered by the Trust in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties. In addition, the Agreement provides for indemnification of the Adviser by the Trust. The Investment Advisory Agreement may be terminated without penalty by vote of the Trustees, as to any Portfolio by the shareholders of that Portfolio, or by the Adviser on 60 days written notice. The Agreement also terminates without payment of any penalty in the event of its assignment. In addition, the Investment Advisory Agreement may be amended only by a vote of the shareholders of the affected Portfolio(s), and provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to each Portfolio by vote of either the Trustees or the shareholders of the Portfolio, and, in either case, by a majority of the Trustees who are not "interested persons" of the Adviser. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Adviser has undertaken to bear certain operating expenses of each Portfolio as described in the Prospectus.

State Street Bank and Trust Company provides certain accounting and other services to the Trust.

SUB-ADVISERS

Each of the Sub-Advisers described in the Prospectus serves as Sub-Adviser to one or more of the Portfolios of the Trust pursuant to separate written agreements. Certain of the services provided by, and the fees paid to, the Sub-Advisers are described in the Prospectus under "Management of the Trust - Sub-Advisers."

CODE OF ETHICS

To mitigate the possibility that a Portfolio will be adversely affected by personal trading of employees, the Trust, the Adviser and the Sub-Advisers have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions. These Codes comply, in all material respects, with the recommendations of the Investment Company Institute.

BROKERAGE AND RESEARCH SERVICES

Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It is currently intended that the Sub-Advisers will place all orders for the purchase and sale of portfolio securities for the Trust and buy and sell securities for the Trust through a substantial number of brokers and dealers. In so doing, the Sub-Advisers will use their best efforts to obtain for the Trust the best price and execution available. In seeking the best price and execution, the Sub-Advisers, having in mind the Trust's best interests, will consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Advisers may receive research, statistical, and quotation services from any broker-dealers with which they place the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Sub-Advisers and/or their affiliates in advising various other clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fees paid by the Trust are not reduced because the Sub-Advisers and/or their affiliates may receive such services.

As  permitted  by  Section  28(e) of the  Securities  Exchange  Act of  1934,  a
Sub-Adviser may cause a Portfolio to pay a broker-dealer which provides brokerage and research services to the Sub-Adviser an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction provided that the Sub-adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised. A Sub-Adviser's authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Adviser or the Trustees may adopt from time to time.

During the Trust's fiscal year ended December 31, 1997, the Portfolios paid the following amounts in brokerage commissions:

Harris Associates Value Portfolio                                                  $ 7,177
(formerly MAS Value Portfolio)

Lexington Corporate Leaders Portfolio                                              $ 3,005

Strong Growth Portfolio                                                            $12,021

Strong International Stock Portfolio                                               $18,662

Robertson Stephens Diversified Growth Portfolio                                    $ 9,419
(formerly Berkeley Smaller Companies Portfolio)

MFS Total Return Portfolio                                                         $ 3,215

Berkeley U.S. Quality Bond Portfolio
(formerly Salomon U.S. Quality Bond Portfolio)                                       -0-

Berkeley Money Market Portfolio
(formerly Salomon Money Market Portfolio)                                            -0-

INVESTMENT DECISIONS. Investment decisions for the Trust and for the other investment advisory clients of the Sub-Advisers are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of a Sub-Adviser on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Sub-Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of a Sub-Adviser in the interest of achieving the most favorable net results for the Trust.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Portfolio is determined daily as of 4:00 p.m. New York time on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

Portfolio securities that are primarily traded on foreign exchanges are generally valued at the most recent closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed the value, then the fair value of those securities will be determined by the Board of Trustees or its delegates.

The net asset value of the shares of the Portfolios is determined by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. Securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at their last-reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included in the NASDAQ National Market System, at the closing bid price. Debt securities, including zero-coupon securities, and certain foreign securities will be valued by a pricing service. Other foreign securities will be valued by the Trust's custodian. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

If any securities held by a Portfolio are restricted as to resale, their fair value is generally determined as the amount which the Trust could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government Securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.

The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio, and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Portfolios may be allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

TAXES

Each Portfolio of the Trust intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to the separate account of the Life Company. To the extent that a Portfolio does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. Each Portfolio intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

In order to qualify as a "regulated investment company," a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;
(b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Portfolio must in general distribute at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year.

With respect to investment income and gains received by a Portfolio from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes in which a Portfolio will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.

United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolio intends to comply with the requirements of these Regulations.

A Portfolio's ability to use options, futures, and forward contracts and other hedging techniques, and to engage in certain other transactions, may be limited by tax considerations. A Portfolio's transactions in foreign-currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Portfolio's distributions of book income to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income in order to permit the Trust to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.

Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Portfolio has invested and their face value ("original issue discount") is considered to be income to the Portfolio each year, even though the Portfolio will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Portfolio which must be distributed to shareholders in order to maintain the qualification of the Portfolio as a regulated investment company and to avoid federal income tax at the level of the Portfolio.

It is the policy of each of the Portfolios to meet the requirements of the Code to qualify as a regulated investment company that is taxed pursuant to Subchapter M of the Code.

This discussion of the federal income tax and state tax treatment of the Trust and its shareholders is based on the law as of the date of this SAI. It does not describe in any respect the tax treatment or offsets of any insurance or other product pursuant to which investments in the Trust may be made.

DIVIDENDS AND DISTRIBUTIONS

Each of the Portfolios will declare and distribute dividends from net investment income, if any, and will distribute its net realized capital gains, if any, at least annually. Both dividends and capital gain distributions will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

PERFORMANCE INFORMATION

A Portfolio's yield is presented for a specified 30-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate of dividends and interest earned by the Portfolio during the base period less expenses accrued for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the Portfolio outstanding during the base period and entitled to receive dividends and (B) the net asset value per share of the Portfolio on the last day of the base period. The result is annualized on a compounding basis to determine the Portfolio's yield. For this calculation, interest earned on debt obligations held by a Portfolio is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as Ginnie Maes, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates.

From time to time the Berkeley Money Market Portfolio may make available information as to its "yield" and "effective yield." The "yield" of the Berkeley Money Market Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Berkeley Money Market Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Total return of a Portfolio for periods longer than one year is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the Portfolio made at the beginning of each period, then calculating the average annual compounded rate of return which would produce the same investment return on the $1,000 investment over the same period. Total return for a period of one year or less is equal to the actual investment return on a $1,000 investment in the Portfolio during that period. Total return calculations assume that all Portfolio distributions are reinvested at net asset value on their respective reinvestment dates.

From time to time, the Adviser may reduce its compensation or assume expenses in respect of the operations of a Portfolio in order to reduce the Portfolio's expenses. Any such waiver or assumption would increase a Portfolio's yield and total return during the period of the waiver or assumption.

The performance of the Portfolios may, from time to time, be compared to that of other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds, or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

The Prospectus contains historical performance information of Strong Growth Fund, MFS Total Return Fund, Strong International Stock Fund, The Oakmark Fund and the Robertson Stephens Diversified Growth Fund, which are public mutual funds which have the same investment objective and follow substantially the same investment strategies as Strong Growth Portfolio, MFS Total Return Portfolio, Strong International Stock Portfolio, Harris Associates Value Portfolio and Robertson Stephens Diversified Growth portfolio, respectively.

The performance of those public mutual funds is commonly measured as total return. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                             n
                                    P (1 + T)  = ERV

The Prospectus contains comparative performance information with respect to the S&P 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is abroad index of common stock prices which assumes reinvestment of distributions and is calculated without regard to tax consequences or the costs of investing.

Investors should not consider this performance data as an indication of the future performance of any of the Portfolios in the Trust.

From time to time indications of the Portfolios' past performance may be published. Such performance will be measured by independent sources such as but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Bank Rate Monitor, Financial Planning Magazine, Standard & Poor's Indices, Dow Jones Industrial Averages, VARDS, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor and The Wall Street Journal. Information provided to the NASD for review may be used as advertisements for publication in regional and local newspapers. In addition, Portfolio performance may be advertised relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Hambrecht & Quist Growth Stock Index; (f) the NASDAQ OTC Composite Prime Return;
(g) the Russell Midcap Index; (h) the Russell 2000 Index - Total Return; (i) the ValueLine Composite-Price Return; (j) the Wilshire 4500 Index; (k) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and non-U.S. bonds of ten countries, with all such bonds having a minimum maturity of five years); (l) the Shearson Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agencies, mortgage and Yankee bonds); (m) the S&P Bond indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (n) the J.P. Morgan Global Government Bond Index; (o) other taxable investments including certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds and repurchase agreements; (p) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including EAFE), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data;(q) the FT-Actuaries Europe and Pacific Index; (r) mutual fund performance indices published by Variable Annuity Research & Data Service; and (s) mutual fund performance indices published by Morningstar, Inc. The composition of the investment in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may be different from those of the equations used by the Trust to calculate a Portfolio's performance figures.

A Portfolio's investment results will vary from time to time depending upon market conditions, the composition of its investment portfolio and its operating expenses. Yield and performance information of any Portfolio will not be compared with such information for funds that offer their shares directly to the public, because Portfolio performance data does not reflect charges imposed by the Life Company on the variable contracts. The effective yield and total return for a Portfolio should be distinguished from the rate of return of a corresponding division of the Life Company's separate account, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. Accordingly, performance figures for a Portfolio will only be advertised if comparable performance figures for the corresponding division of the separate account are included in the advertisements. Variable annuity contract holders should consult the variable annuity contract prospectus for further information. Each Portfolio's results also should be considered relative to the risks associated with its investment objectives and policies.

SHAREHOLDER COMMUNICATIONS

Owners of VA contracts issued by the Life Company for which shares of one or more Portfolios are the investment vehicle are entitled to receive from the Life Company unaudited semi-annual financial statements and audited year-end financial statements certified by the Trust's independent public accountants. Each report will show the investments owned by the Portfolio and the market value thereof and will provide other information about the Portfolio and its operations.

ORGANIZATION AND CAPITALIZATION

The Trust is an open-end investment company established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated January 23, 1995, as amended. Shares entitle their holders to one vote per share, with fractional hares voting proportionally; however, a separate vote will be taken by each Portfolio on matters affecting an individual Portfolio. For example, a change in a fundamental investment policy for the Strong Growth Portfolio would be voted upon only by shareholders of the Strong Growth Portfolio. Additionally, approval of the Investment Advisory Agreement is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if a Portfolio were liquidated, the shares of that Portfolio would receive the net assets of that Portfolio. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

The Trust is authorized to subdivide each series (Portfolio) into two or more classes. Currently, shares of the Portfolios are divided into Class A and Class
B. Each class of shares of a Portfolio is entitled to the same rights and privileges as all other classes of the Portfolio, provided however, that each class bears the expenses related to its distribution arrangements, as well as any other expenses attributable to the class and unrelated to managing the Portfolio's portfolio securities. Any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. To date, the Trust has never offered any Class B shares for sale.

Additional Portfolios may be created from time to time with different investment objectives or for use as funding vehicles for variable life insurance policies or for different variable annuity contracts. Any additional Portfolios may be managed by investment advisers or sub-advisers other than the current Adviser and Sub-Advisers. In addition, the Trustees have the right, subject to any necessary regulatory approvals, to create additional classes of shares in Portfolio, with the classes being subject to different charges and expenses and having such other different rights as the Trustees may prescribe and to terminate any Portfolio of the Trust.

PORTFOLIO TURNOVER

The portfolio turnover rate of a Portfolio is defined by the Securities and Exchange Commission as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

The  Trust's   Board  of  Trustees   periodically   reviews  the  Adviser's  and
Sub-Advisers' performance of their respective responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolios, and reviews the commissions paid by the Portfolios to determine whether such commissions are reasonable in relation to what the Trustees believe are the benefits for the Portfolios.

CUSTODIAN

State Street Bank and Trust Company is the custodian of the Trust's assets. The custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. The Trust may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets.

TRANSFER AGENT

The Adviser serves as the transfer agent for the Trust's shares. The Adviser receives no payment for providing this service.

LEGAL COUNSEL

Legal matters in connection with the offering are being passed upon by Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut.

INDEPENDENT ACCOUNTANTS

The Trust has selected Price Waterhouse LLP as the independent accountants who will audit the annual financial statements of the Trust.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder held personally liable for the obligations of a Portfolio. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations.

DESCRIPTION OF NRSRO RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations,(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba-- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are the lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF S&P CORPORATE RATINGS

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB-B-CCC-CC AND C -- Bonds rated BB, B, CCC, CC and C are regarded, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-'rating.

Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'B' -rating.

Debt rated 'CCC' has a currently identifiable vulnerability to default, and id dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt sub-ordinated to senior debt that is assigned an actual or implied 'B' or 'B' rating.

     Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

     Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC' rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     The rating 'CI' is reserved for income bonds on which no interest is being paid.

     Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

DESCRIPTION OF DUFF CORPORATE RATINGS

     AAA - Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

     AA - High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A - Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB - Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BB - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B - Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

     CCC - Well below investment grade securities. Considerable uncertainty as to timely payment of principal or interest. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     DD - Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DESCRIPTION OF FITCH IBCA

     AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

     A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and to repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and to repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB Bonds considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

     B Bonds considered highly speculative. While bonds in this class are currently meeting debt service requirements or paying dividends, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC - Bonds which may have certain identifiable characteristics which, if not remedied, could lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC - Bonds which are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C - Bonds which are in imminent default in payment of interest or principal.

     DDD, DD, and D Bonds which are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery of these securities, and 'D' represents the lowest potential for recovery.

DESCRIPTION OF THOMSON BANKWATCH, INC.  CORPORATE RATINGS

     AAA - Long-term debt securities that are rated AAA indicates that the ability to repay principal and interest on a timely basis is very high.

     AA - Long-term debt securities that are rated AA indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     A - Long-term debt securities that are rated A indicates the ability to repay principal and interest is strong. Issuers rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB - Long-term debt securities that are rated BBB indicates an acceptable capacity to repay principal and interest. BBB issuer are more vulnerable to adverse development (both internal and external) then obligations with higher ratings.

     BB - Long-term debt securities that are rated BB suggests that the likelihood of default is considerably less than for lower-rated issuers. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

     B - Long-term debt securities that are rated B show higher degree of uncertainty and therefore greater likelihood of default than higher-rated issuers. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

     CCC - Long-term debt securities that are rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

     CC - Long-term debt securities that are rated CC are subordinated to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

     D - Default

     TBW may apply plus ("+") and minus ("-") modifiers to indicate where within the respective category the issue is placed.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payments is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1. An A-3 designation indicates an adequate capacity for timely payment. Issues with this designation, however, are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B issues are regarded as having only speculative capacity for timely payment. C issues have a doubtful capacity for payment. D issues are in payment default. The D rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior ability for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong ability for repayment of short-term promissory obligations. His will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trend and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. P-3 issuers have an acceptable ability for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. Issuers rated 'Not Prime' do not fall within any of the 'Prime' rating categories.

DESCRIPTION OF DUFF'S COMMERCIAL PAPER RATINGS

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small. Paper rated Duff-3 is regarded as having satisfactory liquidity and other protection factors. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

DESCRIPTION OF FITCH'S COMMERCIAL PAPER RATINGS

The rating Fitch-1 (Exceptionally Strong Credit Quality) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Strong Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

DESCRIPTION OF THOMSON BANKWATCH, INC.  COMMERCIAL PAPER RATINGS

     TBW-1 - Short-term obligations rated TBW-1 indicate a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 - Short-term obligations rated TBW-2 indicate that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.









                              FINANCIAL STATEMENTS

The Trust's Financial Statements and notes thereto for the year ended December 31, 1997 and the report of Price Waterhouse LLP, Independent Auditors, with respect thereto, appear in the Trust's Annual Report for the year ended December 31, 1997, which is incorporated by reference into this Statement of Additional Information. The Trust delivers a copy of the Annual Report to investors along with the Statement of Additional Information. In addition, the Trust will furnish, without charge, additional copies of such Annual Report to investors which may be obtained without charge by calling the Life Company at (800) 852-3152.